MERRILL LYNCH EUROFUND

                    Supplement dated April 28, 2000 to the
                       Prospectus dated January 31, 2000

     The section entitled "Details About the Fund--About the Portfolio Manager" is amended to delete the paragraph containing information relating to the portfolio manager in its entirety and to substitute the following:

     James A. MacMillan is the portfolio manager of the Fund. Mr. MacMillan has been a portfolio manager of the Manager or its affiliates since 1993.


Code     #10475-01-00ALL